UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: January 9, 2017

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road,

Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 525-1245

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Alan C. Ahmer, age 68, has advised Calavo Growers, Inc., a California corporation (“Calavo”), of his intention to retire as Calavo’s Vice President of Foods Division Sales and Operations effective February 2nd, 2017.

Effective January 12, 2017, Ron Araiza was hired to assume the role of Vice President of Foods Division Sales and Operations. Mr. Araiza has approximately twenty years of experience as a Vice President at Mission Produce and Del Rey Avocado.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
January 12, 2017

	By:	/s/ Lecil E. Cole
Lecil E. Cole
Chairman of the Board of Directors, Chief Executive Officer and President
(Principal Executive Officer)

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